HC CAPITAL TRUST
Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor
West Conshohocken, Pennsylvania 19428
(800) 242-9596

The Value Equity Portfolio
The Small Capitalization-Mid Capitalization Equity Portfolio
(collectively, the "Target Portfolios")

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To Be Held on May 31, 2024

A joint special meeting (the "Meeting") of the shareholders of the Target Portfolios will be held on May 31, 2024 at 10:00 am (Eastern time) at the offices of HC Capital Trust (the "Trust") to vote on the following proposal:

To approve a Plan of Reorganization (the "Plan") among the Target Portfolios and The U.S. Equity Portfolio (formerly, The Growth Equity Portfolio) (the "Acquiring Portfolio").

The Plan provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of each Target Portfolio by the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio; (b) the distribution of such shares of the Acquiring Portfolio to the shareholders of each Target Portfolio; and (c) the liquidation and termination of each Target Portfolio (each, a "Reorganization" and collectively, the "Reorganizations").

The Target Portfolios and the Acquiring Portfolio involved in each proposed Reorganization are:

Target Portfolios	Acquiring Portfolio
The Value Equity Portfolio The Small Capitalization-Mid Capitalization Equity Portfolio	The U.S. Equity Portfolio

Shareholders of record as of the close of business on April 5, 2024 are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting. Shareholders of each Target Portfolio will vote separately on the proposal, and the proposal will be effected as to a particular Target Portfolio only if both Target Portfolios' shareholders approve the proposal. If the shareholders of both Target Portfolios approve the proposal, then shareholders of the Target Portfolios will become shareholders of the Acquiring Portfolio on or about June 14, 2024 and will no longer be shareholders of a Target Portfolio.

The Board of Trustees (the "Board") of the Trust requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the Internet using the instructions on the proxy card.

The Board recommends that you cast your vote FOR the above proposal as described in the Joint Proxy Statement/Prospectus.

Some shareholders hold shares in both Target Portfolios and may receive proxy cards or proxy materials for each such Target Portfolio. Please sign and promptly return each proxy card in the postage paid return envelope regardless of the number of shares owned.

Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and voting in person. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Colette Bergman
Vice President & Treasurer
HC Capital Trust

HC CAPITAL TRUST
Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor
West Conshohocken, Pennsylvania 19428
(800) 242-9596

THE VALUE EQUITY PORTFOLIO
THE SMALL CAPITALIZATION-MID CAPITALIZATION EQUITY PORTFOLIO
THE U.S. EQUITY PORTFOLIO

JOINT PROXY STATEMENT/PROSPECTUS
April 17, 2024

Introduction

This Joint Proxy Statement/Prospectus contains information that shareholders of The Value Equity Portfolio and The Small Capitalization-Mid Capitalization Equity Portfolio, each a series of HC Capital Trust (the "Trust"), should know before voting on the proposed reorganizations that are described herein, and should be retained for future reference. The Value Equity Portfolio and The Small Capitalization-Mid Capitalization Equity Portfolio are each referred to herein as a "Target Portfolio" and, together, as the "Target Portfolios." This document is both the proxy statement of the Target Portfolios and also a prospectus for The U.S. Equity Portfolio (formerly The Growth Equity Portfolio) (the "Acquiring Portfolio") which is also a series of the Trust. Each Target Portfolio and the Acquiring Portfolio are a series of a registered open-end management investment company. The Target Portfolios and the Acquiring Portfolio collectively are referred to as the "Portfolios" and individually as a "Portfolio."

A special meeting of the shareholders of the Target Portfolios (the "Meeting") will be held at the offices of the Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on May 31, 2024 at 10:00 am (Eastern time). At the Meeting, shareholders of each Target Portfolio will be asked to consider the following proposal:

To approve a Plan of Reorganization (the "Plan") among the Target Portfolios and the Acquiring Portfolio.

The Plan provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of each Target Portfolio by the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio; (b) the distribution of such shares of the Acquiring Portfolio to the shareholders of each Target Portfolio; and (c) the liquidation and termination of each Target Portfolio (each, a "Reorganization" and collectively, the "Reorganizations").

If the shareholders of each Target Portfolio approve the Plan, then shareholders of the Target Portfolio will become shareholders of the Acquiring Portfolio on or about June 14, 2024 and will no longer be shareholders of the Target Portfolio. The total value of the Acquiring Portfolio shares that shareholders will receive in a Reorganization will be the same as the total value of the shares of the Target Portfolio that shareholders held immediately prior to the Reorganization. Each Reorganization is intended to be a tax-free reorganization for federal income tax purposes, meaning that shareholders should not be required to pay any federal income tax as a result of the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

The Board of Trustees (the "Board") of the Trust has fixed the close of business on April 5, 2024 as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of each Target Portfolio on the Record Date will be entitled to one vote for each share of the Target Portfolio held (and a proportionate fractional vote for each fractional share). This Joint Proxy Statement/Prospectus, the enclosed Notice of Joint Special Meeting of Shareholders and the enclosed proxy card will be mailed on or about April 26, 2024 to all shareholders eligible to vote on a Reorganization.

The Board has approved the Plan and has determined that the Reorganizations are in the best interests of each Target Portfolio and the Acquiring Portfolio and will not dilute the interests of the existing shareholders of the Target Portfolios or the Acquiring Portfolio. If shareholders of either Target Portfolio do not approve a Reorganization, none of the Reorganizations will occur and the Board will consider what further action is appropriate for the Portfolios.

This Joint Proxy Statement/Prospectus is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement/prospectus for each Target Portfolio.

Additional information about the Portfolios is available in the:

•  Prospectus for the Trust dated November 1, 2023 (filed via EDGAR on October 30, 2023, Accession No. 0001104659-23-112616);

•  Prospectus Supplement dated April 17, 2024 (filed via EDGAR on April 17, 2024, Accession No. 0001104659-24-048187);

•  Annual report to shareholders of the Trust dated June 30, 2023 (filed via EDGAR on August 31, 2023, Accession No. 0001398344-23-017298);

•  Semi-annual report to shareholders of the Trust dated December 31, 2023 (filed via EDGAR on March 5, 2024, Accession No. 0001004726-24-000065); and

•  Statement of Additional Information ("SAI") for the Trust dated November 1, 2023, as Supplemented April 17, 2024 (filed via EDGAR on April 17, 2024, Accession No. 0001104659-24-048187).

These documents are on file with the Securities and Exchange Commission (the "SEC"). The current prospectus of the Acquiring Portfolio accompanies this Joint Proxy Statement/Prospectus, is incorporated herein by reference and is legally deemed to be part of this Joint Proxy Statement/Prospectus. The SAI to this Joint Proxy Statement/Prospectus, dated the same date as this Joint Proxy Statement/Prospectus, also is incorporated herein by reference and is deemed to be part of this Joint Proxy Statement/Prospectus. The Trust's prospectus and the most recent annual report to shareholders containing audited financial statements for the most recent fiscal year have been previously mailed to shareholders and are available on the Trust website at www.hccapitalsolutions.com.

Copies of all of these documents are available upon request without charge by visiting or writing to the Trust, at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, or calling (800) 242-9596.

You also may view or obtain these documents on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. You may lose money by investing in the Portfolios.

i

Exhibits
EXHIBIT A Outstanding Shares of the Target Portfolios	A-1
EXHIBIT B Share Ownership by Large Shareholders, Management and Trustees	B-1
EXHIBIT C Form of Plan of Reorganization	C-1
EXHIBIT D Financial Highlights	D-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Joint Proxy Statement/Prospectus or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.

ii

PROPOSAL: TO APPROVE A PLAN OF REORGANIZATION

Shareholders of each Target Portfolio are being asked to consider and approve the Plan that will have the effect of reorganizing each Target Portfolio with and into the Acquiring Portfolio, as summarized below. The Plan provides for (a) the acquisition of all of the assets and assumption of all of the liabilities of each Target Portfolio by the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio; (b) the distribution of such shares of the Acquiring Portfolio to the shareholders of each Target Portfolio; and (c) the liquidation and termination of each Target Portfolio.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus, in the Plan, and/or in the prospectus and SAI of the Portfolios. Shareholders should read the entire Joint Proxy Statement/Prospectus and the prospectus of the Acquiring Portfolio carefully for more complete information.

On what am I being asked to vote?

As a shareholder of a Target Portfolio, you are being asked to consider and vote to approve the Plan under which the assets and liabilities of the Target Portfolio will be transferred to the Acquiring Portfolio.

If shareholders of each Target Portfolio approve the Plan, shares of each Target Portfolio will be exchanged for Acquiring Portfolio shares of equal value, which will result in you becoming a shareholder of the Acquiring Portfolio and holding shares of the Acquiring Portfolio equal to the value of your shares of the Target Portfolio. You will no longer be a shareholder of a Target Portfolio and the Target Portfolio will be liquidated and terminated.

Has the Board of Trustees approved the Reorganizations?

Yes. The Board has carefully reviewed the proposal and unanimously approved the Plan and the Reorganizations. The Board recommends that shareholders of each Target Portfolio vote in favor of the Plan.

What are the reasons for the proposed Reorganizations?

HC Capital Solutions (the "Adviser"), an operating division of Hirtle Callaghan & Co. LLC ("Hirtle Callaghan"), a registered investment adviser, has recommended the Reorganizations for a number of reasons. The Adviser anticipates that consolidation of the Portfolios will reduce the overall non-advisory fee costs paid by shareholders over time, including those related to administration and auditing. Additionally, from an investment perspective, the Adviser believes that a consolidated vehicle will allow the Acquiring Portfolio to allocate meaningful levels of assets to Specialist Managers that the individual Target Portfolios would not have been in a position to hire and, given the fact that U.S. equity securities tend to have similar risk characteristics across styles, the Adviser sees little benefit to continuing to separate "growth," "value" and "small-cap" for portfolio construction purposes. Consolidation is also expected to improve the efficiency of managing the total assets and reduce the amount of trading in client/shareholder accounts. Further, the Adviser believes that the consolidated Acquiring Portfolio will lead to clearer and easier to understand communication with shareholders.

In considering the Reorganizations and the Plan, the Board considered these and other factors in concluding that the Reorganizations would be in the best interest of each Portfolio. The Board's considerations are described in more detail in the "THE PROPOSED REORGANIZATIONS – Board Considerations in Approving the Reorganizations" section below.

What effect will a Reorganization have on me as a shareholder?

Because the Portfolios have different net asset values per share, the number of shares of the Acquiring Portfolio that you receive will likely be different than the number of shares of the Target Portfolio that you own but the total value of your investment will be the same immediately before and after the Reorganization. The principal differences between the Target Portfolios and the Acquiring Portfolio are described in this Joint Proxy Statement/Prospectus. The prospectus that accompanies this Joint Proxy Statement/Prospectus contains additional information about the Acquiring Portfolio that you will hold shares of following the Reorganizations, if approved.

How do the Portfolios' investment objectives, principal investment strategies and risks compare?

The Acquiring Portfolio and the Target Portfolios have similar investment objectives as described below. Each Portfolio's investment objective is classified as non-fundamental, which means that it can be changed by the Board without shareholder approval, although there is no present intention to do so.

Investment Objectives
Target Portfolios	Acquiring Portfolio
The Value Equity Portfolio Total return consisting of capital appreciation and current income. The Small Capitalization-Mid Capitalization Equity Portfolio Long-term capital appreciation.	The U.S. Equity Portfolio Capital appreciation, with income as a secondary consideration.

The principal investment strategies of the Acquiring Portfolio are similar to the combined principal investment strategies of the Target Portfolios, although the Acquiring Portfolio may invest in a broader variety of types of investments and has different limitations than each individual Target Portfolio. As a result, while the risks of owning shares of each of the Target Portfolios are similar, they are not exactly the same, and the risks of owning shares of the Acquiring Portfolio include all of the risks related to each of the individual Target Portfolios. In particular, while each of the Target Portfolios was invested in a segment of the overall U.S. equity market (e.g., small cap securities), the Acquiring Portfolio will be invested in the broader range of the entire market. The sections below entitled "ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS – Comparison of Principal Investment Strategies" and "Comparison of the Principal Risks of Investing in the Portfolios" compare the principal investment strategies and risks of each Target Portfolio and the Acquiring Portfolio and highlight certain key differences.

How do the Portfolios' expenses compare?

The tables below provide a summary comparison of the expenses of each Target Portfolio and the Acquiring Portfolio, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganizations. The pro forma expense ratios show projected estimated expenses, but actual expenses may be greater or less than those shown. Note that the pro forma management fees are based on the Adviser's current expectation regarding how the Acquiring Portfolio's assets will be allocated after the Reorganizations. The exact level of such fees will depend on the actual allocation of assets amongst the various Specialist Managers, which may not match current expectations and would be expected to change over time. As shown in the tables, expenses are currently expected to increase for some shareholders, however, the Adviser expects that additional reallocations of assets among the Specialist Managers for the Acquiring Portfolio post-Closing will further reduce the management fees of the Acquiring Portfolio.

Each Reorganization is contingent upon shareholder approval of the other Reorganization.

Expense Tables and Expense Examples*

	Current			Combined Pro Forma
	Target Portfolios		Acquiring Portfolio
	The Value Equity Portfolio	The Small Capitalization- Mid Capitalization Equity Portfolio	The U.S. Equity Portfolio	Target Portfolios + Acquiring Portfolio
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.08%	0.09%	0.13%	0.12%
Other Expenses**	0.09%	0.17%	0.09%	0.11%
Total Annual Fund Operating Expenses	0.17%	0.26%	0.22%	0.23%

*  Expense ratios reflect annual Portfolio operating expenses for the most recent fiscal year (as disclosed in the Portfolios' current prospectus, as supplemented). Pro forma numbers are estimated as if the Reorganizations had been completed as of December 31, 2023, and the combined Acquiring Portfolio had experienced a full year of combined operations. The pro forma numbers do not include the estimated costs of the Reorganizations of $28,230, $3,149, and $33,621 allocated to The Value Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio and The U.S. Equity Portfolio, respectively, that are less than 0.01% for each Portfolio. For more information on the costs of the Reorganizations to be borne by the Portfolios, see "Costs of the Reorganizations" below.

**  Acquired Fund Fees and Expenses are less than 0.01%.

Expense Example

This Example is intended to help you compare the costs of investing in a Target Portfolio and the Acquiring Portfolio with the cost of investing in other mutual funds. Pro forma combined costs of investing in the Acquiring Portfolio after giving effect to the Reorganizations of the Target Portfolios into the Acquiring Portfolio are also provided. All costs are based upon the information set forth in the Fee Tables above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay if you redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	Current			Combined Pro Forma
	Target Portfolios		Acquiring Portfolio
	The Value Equity Portfolio	The Small Capitalization-Mid Capitalization Equity Portfolio	The U.S. Equity Portfolio	Target Portfolios + Acquiring Portfolio
1 year	$17	$27	$23	$24
3 years	$55	$84	$71	$74
5 years	$96	$146	$124	$130
10 years	$217	$331	$280	$293

The Example is not a representation of past or future expenses. Each Portfolio's actual expenses, and an investor's direct and indirect expenses, may be more or less than those shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Portfolios' projected or actual performance.

For further discussion regarding the Board's consideration of the fees and expenses of the Portfolios in approving the Reorganizations, see the section entitled "THE PROPOSED REORGANIZATIONS – Board Considerations in Approving the Reorganizations" in this Joint Proxy Statement/Prospectus.

How do the performance records of the Portfolios compare?

The performance history of each Portfolio for certain periods as of December 31, 2023 is shown below. The bar charts show returns on a before-tax basis and give some indication of risk by showing changes in each Portfolio's yearly performance for each of the last ten full calendar years. The table below compares the performance history of the Acquiring Portfolio to the performance history of each Target Portfolio as of December 31, 2023 and compares each Portfolio's performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how a Portfolio will perform in the future. The prospectus contains additional performance information under the headings "Performance" and "Financial Highlights." Additional performance information and a discussion of performance are also included in the Trust's most recent annual report to shareholders.

The Acquiring Portfolio

The Acquiring Portfolio's before-tax return for the period from January 1, 2024 through March 31, 2024 (non-annualized) was 10.56%.

Best quarter:	2nd Qtr. 2020	24.33%
Worst quarter:	2nd Qtr. 2022	-18.57%

The Value Equity Portfolio

The Value Equity Portfolio's before-tax return for the period from January 1, 2024 through March 31, 2024 (non-annualized) was 10.58%.

Best quarter:	2nd Qtr. 2020	21.41%
Worst quarter:	1st Qtr. 2020	-20.00%

The Small Capitalization – Mid Capitalization Equity Portfolio

The Small Capitalization – Mid Capitalization Equity Portfolio's before-tax return for the period from January 1, 2024 through March 31, 2024 (non-annualized) was 7.72%.

Best quarter:	4th Qtr. 2020	30.55%
Worst quarter:	1st Qtr. 2020	-31.93%

	Average Annual Total Return
	1 Year	5 Years	10 Years
The Value Equity Portfolio
Return Before Taxes	25.51%	14.83%	10.57%
Return After Taxes on Distributions	25.01%	14.38%	9.55%
Return After Taxes on Distributions and Sale of Portfolio Shares	15.41%	11.88%	8.35%
Russell 1000® Value Index	11.46%	10.91%	8.40%
MSCI USA Index[2]	27.10%	15.74%	11.98%
The Small Capitalization-Mid Capitalization Equity Portfolio
Return Before Taxes	16.91%	10.88%	7.46%
Return After Taxes on Distributions	16.45%	10.10%	6.80%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.18%	8.58%	5.93%
Russell 2000® Index	16.93%	9.97%	7.16%
The U.S. Equity Portfolio[1]
Return Before Taxes	31.57%	15.67%	12.91%
Return After Taxes on Distributions	30.81%	14.03%	10.96%
Return After Taxes on Distributions and Sale of Portfolio Shares	19.19%	12.39%	10.10%
Russell 1000® Growth Index	18.66%	9.22%	7.16%
MSCI USA Index[2]	27.10%	15.74%	11.98%

1  Prior to April 17, 2024, The U.S. Equity Portfolio was known as The Growth Equity Portfolio and invested in a narrower universe of securities, focusing on growth-oriented U.S. mid- and large-capitalization equity securities. The Portfolio's past performance may have been different had the new strategies been employed in the past.

2  The Portfolio's benchmark was changed during the past fiscal year because the Adviser believes that the MSCI USA Index is a more appropriate index against which to measure the performance of the Portfolio.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

How do the management, investment adviser and other service providers of the Portfolios compare?

Each Portfolio is overseen by the same Board and officers. In addition, the Adviser serves as primary investment adviser for each Portfolio under the terms of a discretionary investment advisory agreement (the "HC Agreement") with the Trust that contains identical terms for each Portfolio. In particular, the Adviser receives no advisory fee for any of the Portfolios. The Adviser's principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th floor, West Conshohocken, PA 19428. The Adviser has acted as the principal investment adviser of each Portfolio of the Trust since its organization in 1995. As of December 31, 2023, the Adviser had $18.9 billion under management.

The Specialist Managers who serve each of the Target Portfolios also serve the Acquiring Portfolio.

The Target Portfolios and Acquiring Portfolio have the same administrator, transfer agent, custodian, distributor and auditor that provide the same services to both the Target Portfolios and the Acquiring Portfolio. The Trust's prospectus and SAI describe the services and other arrangements with these service providers.

How do the Portfolios' purchase and redemption procedures and exchange policies compare?

The purchase and redemption procedures and exchange policies for the Target Portfolios are the same as those of the Acquiring Portfolio.

Will there be any tax consequences resulting from the proposal?

Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the delivery of a legal opinion to that effect is a condition of closing the Reorganizations. Thus, while there can be no guarantee that the Internal Revenue Service ("IRS") will adopt a similar position, it is expected that shareholders will not recognize income, gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Portfolios for shares in the Acquiring Portfolio. Shareholders should consult their tax advisers about state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this Joint Proxy Statement/Prospectus relates to the federal income tax consequences of the Reorganizations only.

When are the Reorganizations expected to occur?

If shareholders of each Target Portfolio approve the Reorganizations, it is anticipated that such Reorganizations will occur in the second quarter of 2024.

How do I vote on the Reorganizations?

There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone or via the Internet. The proxy card that accompanies this Joint Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your "proxy" (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal, as recommended by the Board, and in its best judgment on other matters.

What will happen if shareholders of a Target Portfolio do not approve their respective Reorganization?

If one or both of the proposed Reorganizations is not approved by shareholders, neither of the proposed Reorganizations will be implemented. The Portfolios will continue to be managed by the current Specialist Managers pursuant to the terms and conditions of the portfolio management agreements then in effect and the Board will meet to determine the best course of action.

What if I do not wish to participate in the Reorganizations?

If you do not wish to have your shares of your Target Portfolio exchanged for shares of the Acquiring Portfolio as part of a Reorganization that is approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Why are you sending me the Joint Proxy Statement/Prospectus?

You are receiving this Joint Proxy Statement/Prospectus because you own shares in one or both of the Target Portfolios as of the Record Date and have the right to vote on the very important proposal described herein concerning your Target Portfolio(s). This Joint Proxy Statement/Prospectus contains information that shareholders of the Target Portfolios should know before voting on the proposed Reorganizations. This document is both a proxy statement of the Target Portfolios and also a prospectus for the Acquiring Portfolio.

Where can I find more information about the Portfolios and the Reorganizations?

Additional information about the Portfolios can be found in the Trust's prospectus and SAI. The remainder of this Joint Proxy Statement/Prospectus contains additional information about the Reorganizations. You are encouraged to read the entire document. If you need any assistance, or have any questions regarding the Reorganizations or how to vote, please call the Trust at 1-800-242-9596.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Comparison of Principal Investment Strategies

The following section compares the principal investment strategies of each Target Portfolio with the principal investment strategies of the Acquiring Portfolio and highlights any key differences. In addition to the principal investment strategies described below, each Portfolio is also subject to certain additional investment policies and limitations, which are described in the Trust's prospectus and SAI. The cover page of this Joint Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Portfolios' investment strategies is described below under "Comparison of Principal Risks of Investing in the Portfolios."

Principal Investment Strategies. The principal investment strategies of the Acquiring Portfolio incorporate all of the principal investment strategies of each of the Target Portfolios. Under normal circumstances, the Acquiring Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets) in U.S. equity securities. The Acquiring Portfolio is a diversified investment company that is designed to provide broad exposure to the U.S. equity market. The Portfolio will invest in equity securities of issuers of any capitalization. Each of the Specialist Managers that currently provides portfolio management services to each of the Target Portfolios will continue to manage the same assets in the same manner (and for the same fee) in the Acquiring Portfolio after the Reorganizations.

Under normal market conditions, The Value Equity Portfolio seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its net assets) in equity securities, with a focus on value-oriented large and mid-capitalization U.S. issuers.

Under normal market conditions, The Small Capitalization-Mid Capitalization Equity Portfolio seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its net assets) in equity securities of small-capitalization and mid-capitalization issuers, with a focus on U.S. issuers.

Both the Acquiring Portfolio and The Value Equity Portfolio may invest up to 20% of the total assets of the actively managed portion of their respective portfolios in income-producing securities other than common stock, such as bonds, including those that are convertible into common stock, and other fixed income securities. These income-producing securities may be of any quality or maturity. Similarly, up to 20% of the total assets of the total portfolio of both the Acquiring Portfolio and The Value Equity Portfolio may also be invested in securities issued by non-U.S. companies.

Consistent with their respective investment styles, each of the Portfolios' Specialist Managers may use option or futures contracts in order to hedge against investment risks, seek to obtain or adjust exposure to certain securities or groups of securities or otherwise to increase return. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of a Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

Portions of each Portfolio are managed using a "passive" investment approach designed to approximate as closely as practicable, before expenses, the performance of the Portfolio's benchmark index, another U.S. equity index or, from time to time, one or more identifiable subsets or other portions of such indices. Additionally, portions of each Portfolio may also be managed in accordance with an "active management" approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment.

Each Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of each Portfolio's benchmark over time.

Comparison of Principal Risks of Investing in the Portfolios

The table below describes the principal risks that may affect each Portfolio's investment portfolio. For more information on the risks associated with the Acquiring Portfolio, see the "Further Information About the Trust's Investment Policies" section of the Trust's SAI.

Principal Risk	Portfolios Subject to Risk

Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

Acquiring Portfolio Target Portfolios

Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

Acquiring Portfolio Target Portfolios

Multi-Manager Risk – the Portfolio's multi-manager structure involves the risk that the Specialist Managers serving the Portfolio do not achieve favorable investment results relative to other investments or that the Portfolio's assets are not effectively allocated among Specialist Managers in a manner that enhances the Portfolio's total return or reduces the volatility that might be expected of any one management style. Additionally, the multi-manager structure may, under certain circumstances, cause the Portfolio to incur higher trading costs than might occur in a fund served by a single investment adviser.

Acquiring Portfolio Target Portfolios

Passive Investing Risk – the Portfolio may employ a passive investment approach, which attempts to approximate as closely as practicable, before expenses, the performance of either the Portfolio's benchmark index, or one or more identifiable subsets or other portions of that index as deemed appropriate by the Adviser, regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio's return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio's return may not match or achieve a high degree of correlation with the return of the target investment pool due to operating expenses, transaction costs, and cash flows.

Acquiring Portfolio Target Portfolios
Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.	Acquiring Portfolio Target Portfolios

Principal Risk	Portfolios Subject to Risk

Value Investing Risk – An investment in the Portfolio cannot assure moderation of investment risk. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value.

The Value Equity Portfolio

Small/Mid Cap Risk – Small and mid-capitalization companies may be more vulnerable to adverse business or economic developments than larger capitalization companies. Securities issued by these companies may be less liquid and/or more volatile than securities of larger companies or the overall securities markets. Small and mid-cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

Acquiring Portfolio The Small Capitalization-Mid Capitalization Equity Portfolio

Mid Cap Risk – Mid-cap companies may be more vulnerable to adverse business or economic developments than larger capitalization companies. Securities issued by these companies may be less liquid and/or more volatile than securities of larger companies or the overall securities markets. Mid-cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

The Value Equity Portfolio

Exchange-Traded Funds Risk – An investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.

Acquiring Portfolio Target Portfolios

Investment in Other Investment Companies Risk – As with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.

Acquiring Portfolio Target Portfolios

Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

Acquiring Portfolio The Value Equity Portfolio

Principal Risk	Portfolios Subject to Risk

Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

Acquiring Portfolio The Value Equity Portfolio

Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Portfolio's return. Changes in economic conditions are likely to cause issuers of these fixed income securities to be unable to meet their obligations. The lower the rating of a debt security, the higher its credit risk. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Acquiring Portfolio The Value Equity Portfolio

Interest Rate Risk – The value of fixed income securities held in the Portfolio, including U.S. Government securities, may decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. U.S. Government securities can exhibit price movements resulting from changes in interest rates. During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. These risks are greater when a low interest rate environment has existed for an extended period of time.

Acquiring Portfolio The Value Equity Portfolio

Principal Risk	Portfolios Subject to Risk

General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.

Acquiring Portfolio Target Portfolios

Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.

Acquiring Portfolio Target Portfolios

Principal Risk	Portfolios Subject to Risk

Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Acquiring Portfolio Target Portfolios

Options Risk – Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

Acquiring Portfolio Target Portfolios

Principal Risk	Portfolios Subject to Risk

Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.

Acquiring Portfolio Target Portfolios

Futures Risk – There can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.

Acquiring Portfolio Target Portfolios

Comparison of Fundamental and Non-Fundamental Investment Restrictions

Each Portfolio has adopted fundamental investment restrictions concerning, among other things, diversification of the Portfolio's investment portfolio, concentration in particular industries, borrowing and loaning money, and investing in real estate and commodities. The fundamental and non-fundamental investment restrictions of the Portfolios are all identical.

Fundamental investment restrictions cannot be changed without shareholder approval, and non-fundamental investment restrictions may be changed by the Trust's Board. The Target Portfolios and the Acquiring Portfolio may be subject to other investment restrictions that are not identified above. A full description of each Target Portfolio's and the Acquiring Portfolio's investment policies and restrictions may be found in the Trust's SAI.

Comparison of Purchase and Redemption Procedures

The purchase procedures employed by the Target Portfolios and the Acquiring Portfolio are the same. The Acquiring Portfolio's prospectus enclosed with this Joint Proxy Statement/Prospectus describes in detail how shareholders can purchase Acquiring Portfolio shares. Shares are only available to investors for whom the Adviser, or any affiliate of the Adviser, provides a complete program of investment advisory services.

Comparison of Distribution Policies

Income dividends, if any, on each of the Portfolios are paid on a quarterly basis. Capital gains for each of the Portfolios, if any, are distributed at least annually.

Forms of Organization and Securities to be Issued

Each of the Portfolios is a series of HC Capital Trust, a Delaware statutory trust. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Target Portfolios and the Acquiring Portfolio. Each share of the Acquiring Portfolio represents an equal proportionate interest with each other share of the Portfolio, and each such share is entitled to equal dividend, liquidation, redemption and voting rights. The assets and liabilities of each Portfolio are legally separate from the assets and liabilities of any other portfolio of the Trust. More information about the voting, dividend and other rights associated with shares of the Portfolios can be found in the Trust's SAI.

Where to Find More Information

For more information with respect to each Portfolio concerning the following topics, please refer to the following sections of the Trust's prospectus: (i) see "Fund Management" for more information about the management of a Portfolio; (ii) see "Dividends and Distributions" for more information about a Portfolio's policy with respect to dividends and distributions; and (iii) see "Shareholder Information: Purchases and Redemptions" and "Federal Taxes" for more information about the pricing, purchase, redemption and repurchase of shares of a Portfolio, tax consequences to shareholders of various transactions in shares of a Portfolio, and distribution arrangements of a Portfolio.

THE PROPOSED REORGANIZATIONS

Summary of Plan of Reorganization

The terms and conditions under which each Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the form of Plan, a copy of which is attached as Exhibit C to this Joint Proxy Statement/Prospectus.

With respect to each Reorganization, if shareholders of each Target Portfolio approve the Plan and other closing conditions are satisfied, the assets of the Target Portfolio will be delivered to the Acquiring Portfolio's custodian for the account of the Acquiring Portfolio in exchange for the assumption by the Acquiring Portfolio of the liabilities of the Target Portfolio and delivery by the Acquiring Portfolio to the Target Portfolio for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Portfolio of a number of shares of the Acquiring Portfolio (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Portfolio so transferred, all determined and adjusted as provided in the Plan. The value of your account with the Acquiring Portfolio immediately after a Reorganization will be the same as the value of your account with the Target Portfolio immediately prior to a Reorganization.

If shareholders approve the Reorganizations and if all of the closing conditions set forth in the Plan are satisfied or waived, consummation of the Reorganizations (the "Closing") is expected to occur in the second quarter of 2024, (the "Closing Date") immediately prior to the opening of regular trading on the New York Stock Exchange on the Closing Date (the "Effective Time"). The consummation of each Reorganization is conditioned upon the consummation of the other Reorganization. As a result, the Reorganizations will both close at the same time. Accordingly, the parties may delay the consummation of a Reorganization that shareholders have approved so that both of the Reorganizations are able to be consummated at the same time. Following receipt of the requisite shareholder vote in favor of a Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of each Target Portfolio will be terminated in accordance with its governing documents and applicable law.

If shareholders of a Target Portfolio do not approve the Plan or if a Reorganization does not otherwise close, neither of the Reorganizations will close and the Board will consider what additional action to take. The Plan may be terminated and a Reorganization may be abandoned at any time by mutual agreement of the parties. The Plan may be amended or modified in a writing signed by the parties to the Plan.

Board Considerations in Approving the Reorganizations

The Board of Trustees considered matters relating to the proposed Reorganizations during a meeting of the Board held in March 2024. The Trustees of the Trust who are not "interested persons" of the Trust or the Adviser within the meaning of the 1940 Act (the "Independent Trustees") were represented by, and met first with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of the Reorganizations. The Independent Trustees and their independent legal counsel then met with management and discussed the details of the proposed Reorganizations. The Board noted that the Adviser recommended the Reorganizations in an effort to achieve favorable investment results as well as operational efficiencies and savings for investors. The Board further noted the Adviser's belief that a consolidated investment vehicle would allow the Acquiring Portfolio to more effectively allocate meaningful levels of assets to Specialist Managers that have the potential to outperform relevant benchmarks and favorably impact the performance of the Acquiring Portfolio, but that may not fit squarely within the investment strategies of the individual Target Portfolios. The Board also noted management's representation that, although the performance of the various Portfolios has differed, U.S. equity securities tend to have similar risk characteristics across styles, leading the Adviser to conclude that it was no longer necessary to continue seeking to separate client investments into "growth" or "value" categories or to separate investments by measures of smaller or larger market capitalization for portfolio construction purposes. The Board considered that the proposed Reorganizations were expected to improve the efficiency of managing the total assets of the Portfolios and to reduce the amount of trading in client/shareholder accounts, noting management's representation that there was significant shareholder overlap among the three Portfolios. The Board noted the Advisor's belief that the consolidated Acquiring Portfolio was expected to lead to clearer and easier to understand communications with shareholders about investments and performance results.

The Board also considered the expected effect of the Reorganizations on the overall management fees paid by each of the Portfolios. The Board reviewed the current and anticipated management fees and noted that, while the overall management fees paid by shareholders of The Small Capitalization-Mid Capitalization Equity Portfolio and The Value Equity Portfolio were expected to increase by three basis points and four basis points, respectively, upon the Closing of the Reorganizations, management represented that additional reallocations of assets among the Specialist Managers post-Closing were expected to further reduce the management fees of the Acquiring Portfolio. The Board sought additional detail regarding the anticipated management fee changes and noted management's representation that these changes in fees reflected the combination of various asset classes into one Portfolio and that the fees charged by each of the individual Specialist Managers were not changing as a result of the Reorganizations. The Board inquired about the impact of the Reorganizations on the overall expenses paid by the shareholders and the allocation costs of the Reorganizations among the Portfolios. The Board considered information provided by the Adviser indicating that, over time, the consolidation of the Portfolios would reduce the overall non-advisory fee costs paid by shareholders, which included the costs related to administration and auditing fees. The Board noted management's further representation that each Portfolio would pay a portion of the costs to effectuate the Reorganizations based on its relative net asset value, but that these costs would be offset over time by the reduction in the non-advisory fee costs. The Board confirmed that the number of shares of the Acquiring Portfolio issued in connection with the Reorganizations would have an aggregate net asset value equal to the value of the Assets of the respective Target Portfolio. The Board acknowledged that the Trust is designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of Hirtle Callaghan's clients; and that shares of the respective Portfolios are generally available only to such clients.

The Board considered the potential benefits and costs of the Reorganization to each Target Portfolio, the Acquiring Portfolio and their respective shareholders. At its March 2024 meeting and at meetings held throughout the year, the Board reviewed the following information for each Target Portfolio and the Acquiring

Portfolio: (1) investment objectives, policies and restrictions, noting that the Acquiring Portfolio would implement the investment policies of all three Portfolios; (2) portfolio management and capabilities of Specialist Managers, noting that the Board oversaw each of the Specialist Managers in connection with their provision of sub-advisory services to these, and other, series of the Trust; (3) portfolio composition, noting that it was expected that the portfolio investments of each Target Portfolio would become portfolio investments of the Acquiring Portfolio upon the Closing of the Reorganizations; (4) comparative short-term and long-term investment performance, noting that the performance going forward would be expected to be the result of the combined strategies; (5) current expense structures, including contractual investment management fees and total expense ratios, noting that the Acquiring Portfolio's expense structure going forward would be effectively the same as the combined expense structure of the three component Portfolios less the elimination of some duplicative expenses; and (6) relative asset size and potential non-advisory fee savings, noting management's representation that there was significant shareholder overlap among the three Portfolios and that upon the Closing of the Reorganizations such shareholders would only pay the non-advisory fee costs of the Acquiring Portfolio, for example, annual audit costs, as opposed to also paying the fees and costs of one or both of the Target Portfolios. The Board considered the expected benefits (i) to each Target Portfolio as outlined above resulting from the combination of the three Portfolios; and (ii) of effectuating the expected Reorganizations tax-free for each Target Portfolio and its shareholders for federal income tax purposes. The Board also considered the overall goal of the Reorganizations to reduce non-advisory fee costs and improve efficiency and increase investment flexibility, concluding that achieving these goals would benefit the shareholders of each Portfolio. The Board also considered the representation from the Adviser that it considered other possible methods to achieve the desired goals, but concluded that the Reorganizations were the most appropriate alternative.

Based upon the information and considerations described above, the Board, on behalf of the Target Portfolios and the Acquiring Portfolio, approved each of the Reorganizations in order to combine each Target Portfolio within the Acquiring Portfolio. The Board also determined that shareholders of the Portfolios could potentially benefit from the growth in assets realized by the Reorganizations. The Board concluded that the Reorganizations were in the best interests of the Target Portfolios and the Acquiring Portfolio and that the interests of the existing shareholders of the Target Portfolios and the Acquiring Portfolio would not be diluted as a result of the Reorganizations. Accordingly, the Board approved the Plan and each of the Reorganizations at its meeting held on March 12, 2024.

Federal Income Tax Considerations

The following is a general summary of the material U.S. federal income tax considerations of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account or qualified retirement plan.

The Reorganizations are intended to qualify as tax-free reorganizations for federal income tax purposes pursuant to Section 368(a)(1) of the Code. The principal federal income tax consequences that are expected to result from the Reorganization of each Target Portfolio into the Acquiring Portfolio are as follows:

•  no gain or loss will be recognized by the Target Portfolio or the shareholders of the Target Portfolio as a result of the Reorganization;

•  no gain or loss will be recognized by the Acquiring Portfolio as a result of the Reorganization;

•  the basis of the assets of each Target Portfolio received by the Acquiring Portfolio will be the same as the basis of these assets in the hands of the Target Portfolio immediately before the transaction;

•  the holding period of the assets of the Target Portfolio received by the Acquiring Portfolio will include the period during which such assets were held by the Target Portfolio;

•  the aggregate tax basis of the shares of the Acquiring Portfolio to be received by a shareholder of the Target Portfolio as part of the Reorganization will be the same as the shareholder's aggregate tax basis of the shares of the Target Portfolio; and

•  the holding period of the shares of the Acquiring Portfolio received by a shareholder of the Target Portfolio as part of the Reorganization will include the period that a shareholder held the shares of the Target Portfolio (provided that such shares of the Target Portfolio are capital assets in the hands of such shareholder as of the Closing).

Neither the Target Portfolios nor the Acquiring Portfolio have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganizations. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to each Target Portfolio and the Acquiring Portfolio as to the foregoing federal income tax consequences of each Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of each Target Portfolio and the Acquiring Portfolio upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Reorganization on the Target Portfolios, the Acquiring Portfolio, or any Target Portfolio shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection. See "Where to Find Additional Information."

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, each Target Portfolio would recognize gain or loss on the transfer of its assets to the Acquiring Portfolio and each shareholder of the Target Portfolio that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Portfolio shares and the fair market value of the shares of the Acquiring Portfolio it receives. The failure of one Reorganization to qualify as a tax-free reorganization would not adversely affect the other Reorganization.

Prior to the Closing of each Reorganization, each Target Portfolio will distribute to its respective shareholders substantially all previously undistributed income and gains (net of available capital loss carryovers) to the extent required to avoid entity level tax or as otherwise deemed desirable. Such distributions, if made, are anticipated to be made in the 2024 calendar year and would be taxable to shareholders in such year.

The tax attributes, including capital loss carryovers, if any, of the Target Portfolios move to the Acquiring Portfolio in the Reorganizations. The capital loss carryovers of the Target Portfolios and the Acquiring Portfolio are available to offset future gains recognized by the combined Portfolio, subject to limitations under the Code. Where these limitations apply, all or a portion of a Portfolio's capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Portfolio and its shareholders post-Closing. First, a Portfolio's capital loss carryovers are subject to an annual limitation if that Portfolio undergoes a more than 50% change in ownership. The annual limitation will generally equal the net asset value of the smaller Portfolio in the Reorganization on the Closing Date multiplied by the "long-term tax-exempt rate" published by the IRS. In the case of a Target Portfolio with net unrealized built-in gains at the time of Closing of the Reorganization (i.e., unrealized appreciation in value of the Portfolio's investments), the annual limitation for a taxable year will be increased by the amount of such built-in gains that are recognized in the taxable year. Second, if a Portfolio has built-in gains at the time of Closing that are realized by the combined Portfolio in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and "built in losses") of the other Portfolio. Third, the capital losses of a Target Portfolio that may be used by the Acquiring Portfolio (including to offset any "built-in gains" of the Target Portfolio itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Portfolio for such taxable year (excluding capital loss carryovers) treated as realized post-Closing based on the number of days remaining in such year. As of June 30, 2023, The Value Equity Portfolio and U.S. Equity Portfolio had no capital loss carryovers. The Small Capitalization-Mid Capitalization Equity Portfolio, had $2,516,662 of capital loss carryovers.

In addition, if the Acquiring Portfolio following the Reorganization has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than a Target Portfolio, shareholders of the Target Portfolio, post-Closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred. The unrealized appreciation (depreciation) in value of the portfolio investments of each Target Portfolio on a tax basis as a percentage of its net asset value is 57% for The Value Equity Portfolio at June 30, 2023 and 43% for The Small Capitalization-Mid Capitalization Equity Portfolio at June 30, 2023, compared to that of the Acquiring Portfolio at June 30, 2023 of 70%, and 63% on a combined basis.

After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period of their shares for federal income tax purposes.

Costs of the Reorganizations

The total cost of the Reorganizations will be paid by the Acquiring Portfolio and the Target Portfolios, based upon relative net assets, and is estimated to be $65,000. The costs of a Reorganization include legal counsel fees, independent accountant fees, expenses related to the printing and mailing of this Joint Proxy Statement/Prospectus and fees associated with the proxy solicitation but do not include any portfolio transaction costs arising from a Reorganization. The costs will be borne by the Portfolios as the reasons for the Reorganizations are to provide benefits to their shareholders. The cost allocation will occur whether or not the Reorganizations occur.

VOTING INFORMATION

Joint Proxy Statement/Prospectus

We are sending you this Joint Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting. This Joint Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Portfolio shareholders may vote by appearing in person at the Meeting and following the instructions below. You do not need to attend the Meeting to vote, however. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Joint Proxy Statement/Prospectus, the enclosed Notice of Joint Special Meeting of Shareholders and the enclosed proxy card are expected to be mailed on or about April 26, 2024 to all shareholders entitled to vote. Shareholders of record of the Target Portfolios as of the close of business on April 5, 2024 (the "Record Date") are entitled to vote at the Meeting. The number of outstanding shares of the Target Portfolios on the Record Date can be found at Exhibit A. Each share is entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Portfolios in writing at the address of the Target Portfolios set forth on the cover page of the Joint Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person. However, if your shares are held through a broker-dealer or other financial intermediary, you will need to obtain a "legal proxy" from them in order to vote your shares at the Meeting.

Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid shareholders' meeting of each Target Portfolio. For each Target Portfolio, a quorum will exist if shareholders representing 40% of the outstanding shares of the Target Portfolio entitled to vote are present at the Meeting in person or by proxy.

Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the Plan. Because the proposal described in this Joint Proxy Statement/Prospectus is considered "non-routine," under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you.

Abstentions will count as shares present at the Meeting for purposes of establishing a quorum. If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the Plan are not received, the person(s) presiding over the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to allow for further solicitation of votes. The persons named as proxies will vote those proxies that they are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including, among other things, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Vote Necessary to Approve the Plan

The Board has unanimously approved the Plan, subject to shareholder approval. Shareholder approval of the Plan requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the respective Target Portfolio are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Target Portfolio. Abstentions are counted as present but are not considered votes cast at the Meeting. Abstentions therefore will have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a percentage of either the shares present at the Meeting or the outstanding shares of the Target Portfolio.

If one of the Target Portfolios does not approve its Reorganization, neither of the Target Portfolios will reorganize.

Other Meeting Matters

Management is not aware of any matters to be presented at the Meeting other than as discussed in this Joint Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address and percent ownership of each person who, as of April 5, 2024, to the knowledge of each Target Portfolio and the Acquiring Portfolio, owned 5% or more of the outstanding shares of such Target Portfolio or the Acquiring Portfolio, respectively, can be found at Exhibit B.

Information regarding the ownership of shares of the Target Portfolios and the Acquiring Portfolio by the Trustees and executive officers of the Trust can be found at Exhibit B.

OTHER MATTERS

Capitalization

The following table sets forth, as of March 31, 2024, for the Reorganization the total net assets, number of shares outstanding and net asset value per share of each Portfolio. This information is generally referred to as the "capitalization" of a Portfolio. The term "pro forma capitalization" means the expected capitalization of the Acquiring Portfolio after it has combined with the Target Portfolios. The pro forma capitalization column in the table assumes that all of the Reorganizations have taken place. If one Target Portfolio does not approve its Reorganization, neither of the Portfolios will reorganize. The capitalizations of the Target Portfolio(s) and the Acquiring Portfolio are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

Target Portfolios into Acquiring Portfolio

	The Value Equity Portfolio (Target)	The Small Capitalization- Mid Capitalization Equity Portfolio (Target)	The U.S. Equity Portfolio (Acquiring)	Adjustments*	The U.S. Equity Portfolio (Acquiring) (pro forma)
Net assets	$756,026,197	$84,331,842	$900,397,528	$(65,000)	$1,740,690,567
Shares outstanding	21,680,382	2,452,709	26,061,049	187,642	50,381,782
Net asset value per share	$34.87	$34.38	$34.55		$34.55

*  Adjustments represent expenses expected to be incurred and incremental shares issued in connection with the Reorganization.

Shareholder Proposals

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

WHERE TO FIND ADDITIONAL INFORMATION

This Joint Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements, the exhibits relating thereto and the annual reports filed by the Trust as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for HC Capital Trust is 33-87762.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Portfolio files reports and other information with the SEC. Reports, proxy materials, registration statements and other information filed (including the Registration Statement relating to the Portfolios on Form N-14 of which this Joint Proxy Statement/Prospectus is a part) are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can also obtain these items from the Trust's website at http://www.hccapitalsolutions.com.

EXHIBIT A

Outstanding Shares of the Target Portfolios

As of April 5, 2024, there were the following number of shares outstanding of each Target Portfolio:

Target Portfolio	Number of Shares Outstanding
The Value Equity Portfolio	21,675,579.777
The Small Capitalization-Mid Capitalization Equity Portfolio	2,452,490.162

A-1

EXHIBIT B

SHARE OWNERSHIP BY LARGE SHAREHOLDERS, MANAGEMENT AND TRUSTEES

Ownership of The Value Equity Portfolio

Significant Holders

Listed below are the name, address and percent ownership of each person who, as of April 5, 2024, to the best knowledge of Trust owned 5% or more of the outstanding shares of The Value Equity Portfolio. A shareholder who owns beneficially 25% or more of the outstanding securities of The Value Equity Portfolio is presumed to "control" the Portfolio as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Name and Address	Number of Shares Owned	Percent Owned of Record*
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	10,015,793.174	46.21%
CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	3,147,633.049	14.52%
KEYBANK NA P O BOX 94871 CLEVELAND OH 441014871	2,093,329.037	9.66%
MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	1,964,074.362	9.06%
SAXON CO PO BOX 94597 CLEVELAND OH 441014597	1,682,367.271	7.76%
SEI PRIVATE TRUST COMPANY C O MELLON BANK ONE FREEDOM VALLEY DRIVE OAKS PA 19456	1,300,772.779	6.00%

*  The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

To the best of the knowledge of the Trust, the ownership of shares of The Value Equity Portfolio by executive officers and Trustees of the Trust as a group constituted less than 1% of the outstanding shares of The Value Equity Portfolio as of April 5, 2024.

Ownership of The Small Capitalization-Mid Capitalization Equity Portfolio

Significant Holders

Listed below are the name, address and percent ownership of each person who, as of April 5, 2024, to the best knowledge of Trust owned 5% or more of the outstanding shares of The Small Capitalization-Mid Capitalization Equity Portfolio. A shareholder who owns beneficially 25% or more of the outstanding securities of The Small Capitalization-Mid Capitalization Equity Portfolio is presumed to "control" the Portfolio as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Name and Address	Number of Shares Owned	Percent Owned of Record*
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	779,517.313	31.78%
SAXON CO PO BOX 94597 CLEVELAND OH 441014597	743,102.389	30.30%
MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	423,651.455	17.27%
KEYBANK NA P O BOX 94871 CLEVELAND OH 441014871	151,395.320	6.17%
BAND CO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	150,726.573	6.15%

*  The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

To the best of the knowledge of the Trust, the ownership of shares of The Small Capitalization-Mid Capitalization Equity Portfolio by executive officers and Trustees of the Trust as a group constituted less than 1% of the outstanding shares of The Small Capitalization-Mid Capitalization Equity Portfolio as of April 5, 2024.

Ownership of The U.S. Equity Portfolio

Significant Holders

Listed below are the name, address and percent ownership of each person who, as of April 5, 2024, to the best knowledge of Trust owned 5% or more of the outstanding shares of The U.S. Equity Portfolio. A shareholder who owns beneficially 25% or more of the outstanding securities of The U.S. Equity Portfolio is presumed to "control" the Portfolio as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Name and Address	Number of Shares Owned	Percent Owned of Record*
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	11,789,060.837	45.28%
SEI PRIVATE TRUST COMPANY C O MELLON BANK ONE FREEDOM VALLEY DRIVE OAKS PA 19456	3,183,448.924	12.23%
MAC CO ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	2,685,413.286	10.31%
SAXON CO PO BOX 94597 CLEVELAND OH 441014597	2,529,008.191	9.71%
WASHINGTON & CO 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	2,478,257.125	9.52%

*  The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

To the best of the knowledge of the Trust, the ownership of shares of The U.S. Equity Portfolio by executive officers and Trustees of the Trust as a group constituted less than 1% of the outstanding shares of The U.S. Equity Portfolio as of April 5, 2024.

EXHIBIT C

FORM OF PLAN OF REORGANIZATION

PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the "Plan") is dated the 12th day of March, 2024, and has been adopted by the Board of Trustees of HC Capital Trust (the "Trust"), a Delaware statutory trust, to provide for the reorganization of each of its Value Equity Portfolio and Small Capitalization-Mid Capitalization Equity Portfolio (each a "Target Portfolio" and together, the "Target Portfolios") into its U.S. Equity Portfolio (the "Acquiring Portfolio"). The Target Portfolios and the Acquiring Portfolio (each a "Portfolio" and together, the "Portfolios") are each separate investment portfolios of the Trust.

Background

The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Board of Trustees of the Trust has determined that it is in the best interests of each Target Portfolio and its respective shareholders to be reorganized through the transfer of all of its assets and liabilities to the Acquiring Portfolio, upon the terms set forth in this Plan (the "Reorganization"). The Board of Trustees of the Trust has also determined that the Reorganization is in the best interests of each Portfolio and that the interests of the Portfolios' existing shareholders will not be diluted as a result of the Reorganization.

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 (a) of the United States Internal Revenue Code of 1986, as amended (the "Code") and any successor provision.

The Reorganization

At the Effective Time of the Reorganization (as defined below), all property of every description, and all interests, rights, privileges and powers of each Target Portfolio, subject to all liabilities of such Target Portfolio, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by such Target Portfolio to the Acquiring Portfolio and will be assumed by the Acquiring Portfolio, such that at and after the Effective Time of the Reorganization the Assets of each Target Portfolio will become and be the Assets of the Acquiring Portfolio. In exchange for the transfer of the Assets of each Target Portfolio, the Acquiring Portfolio will contemporaneously issue to each Target Portfolio full and fractional shares of the Acquiring Portfolio. The number of shares of the Acquiring Portfolio so issued will have an aggregate net asset value equal to the value of the Assets of the respective Target Portfolio (each such transaction between an Acquiring Portfolio and the Target Portfolio is hereinafter referred to as a "Portfolio Transaction"). The net asset value of the Target Portfolios and of the Acquiring Portfolio shall be determined as of 4:00 p.m., Eastern time, on the business day preceding the Effective Time of the Reorganization, or at such other time as may be determined by the Board of Trustees or an authorized officer of the Trust. The net asset value of each Target Portfolio and the Acquiring Portfolio shall be computed in the manner set forth in the Portfolios' then current prospectus under the Securities Act of 1933, as amended. At and after the Effective Time of the Reorganization, all debts, liabilities, obligations and duties of each Target Portfolio will attach to the Acquiring Portfolio as aforesaid and may thenceforth be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by it.

Prior to the Effective Time of the Reorganization, each Target Portfolio shall have declared a dividend or dividends, with a record date and ex-dividend date prior to such Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment income, if any, for the taxable periods or years ended on or before June 6, 2024 and for the period from said date to and including the Effective Time of the Reorganization applicable to the respective Target Portfolio (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years or periods ended on or before June 6, 2024 and in the period from said date to and including the Effective Time of the Reorganization applicable to the respective Target Portfolio.

At the Effective Time of the Reorganization, each Target Portfolio will make a liquidating distribution to the holders of its shares of shares of the Acquiring Portfolio, such that the number of shares of the Acquiring Portfolio that are distributed to a shareholder of each respective Target Portfolio will, as indicated above, have an aggregate net asset value equal to the aggregate net asset value of the shares of that Target Portfolio that are outstanding immediately prior to the Effective Time of the Reorganization. Fractional Acquiring Portfolio shares will be rounded to the third place after the decimal point. In addition, each such shareholder will have the right to receive any unpaid dividends or other distributions that were declared before the Effective Time of the Reorganization with respect to the shares of the Target Portfolio held by the shareholder immediately prior to the Effective Time of the Reorganization.

The stock transfer books of the Trust with respect to each Target Portfolio will be permanently closed as of the close of business on the day immediately preceding the Effective Time of the Reorganization. Redemption requests received thereafter by the Trust with respect to a Target Portfolio will be deemed to be redemption requests for shares of the Acquiring Portfolio issued in the Reorganization. As of the Effective Time of the Reorganization, all issued and outstanding shares of each Target Portfolio will be canceled on the books of the Trust.

Any transfer taxes payable upon the issuance of Acquiring Portfolio shares in a name other than the registered holder of the Target Portfolio shares on the books of any Fund will be paid by the person to whom such Acquiring Portfolio shares are to be distributed as a condition to such transfer.

The legal existence of each Target Portfolio will be terminated as promptly as reasonably practicable after the Effective Time of the Reorganization. After the Effective Time of the Reorganization, each Target Portfolio shall not conduct any business except in connection with its liquidation and termination.

The "Effective Time of the Reorganization" for purposes of this Plan shall be the opening of business on June 14, 2024, at the offices of Hirtle Callaghan & Co., LLC, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428 or at such other time and place as may be determined by the Board of Trustees or an authorized officer of the Trust.

Actions by Shareholders of the Target Portfolios

Prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Trustees of the Trust will call, and the Trust will hold, a meeting of the shareholders of each Target Portfolio to consider and vote upon:

(1) Approval of this Plan and the transactions contemplated hereby.

(2) Such other matters as may be determined by the Board of Trustees of the Trust.

Conditions to the Reorganization

Consummation of this Plan and the Effective Time of the Reorganization with respect to a Target Portfolio will be subject to:

(1) the approval of the matters referred to in this Plan by the shareholders of each Target Portfolio in the manner required by law and otherwise deemed necessary or advisable by the Board of Trustees of the Trust; and

(2) the following additional conditions:

i.  The failure of any Target Portfolio's shareholders to approve the matters referred to in this Plan shall prevent the consummation of the Portfolio Transaction with respect to the other Target Portfolios.

ii.  The Trust will have received an opinion of Stradley Ronon Stevens & Young LLP, based on reasonable representations and assumptions, to the effect that:

1.  the shares of the Acquiring Portfolio issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be legally issued, fully paid and non-assessable; and

2.  for federal income tax purposes: (A) the acquisition of the assets of the Target Portfolios in return for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities of the Target Portfolios followed by the distribution of those shares to the Target Portfolio shareholders will each constitute a "reorganization" within the meaning of Section 368(a)(I)(C) or (D) of the Code, and the Acquiring Portfolio and each of the Target Portfolios will be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (B) the Target Portfolios will recognize no gain or loss upon the transfer of their assets and liabilities to the Acquiring Portfolio; (C) the Acquiring Portfolio will recognize no gain or loss upon the receipt of the assets of the Target Portfolios in exchange for Acquiring Portfolio shares and the assumption of the liabilities of each Target Portfolio; (D) no shareholder of a Target Portfolio will recognize gain or loss upon the receipt of Acquiring Portfolio shares in exchange for Target Portfolio shares; (E) each shareholder of a Target Portfolio will obtain an aggregate tax basis in the Acquiring Portfolio shares received in the exchange equal to the shareholder's aggregate tax basis in the Target Portfolio shares exchanged; (F) the tax basis of the assets of each Target Portfolio in the hands of the Acquiring Portfolio will be the same as the tax basis of those assets in the hands of the Target Portfolio immediately before the transfer; (G) the holding period of Acquiring Portfolio shares received by each shareholder of the Target Portfolios will include the holding period of the corresponding Target Portfolio shares exchanged by that shareholder, provided that at the time of the exchange the Target Portfolio shares were held by that shareholder as capital assets; and (H) the holding period of the Acquiring Portfolio for the assets of the each Target Portfolio transferred to it will include the period during which those assets were held by the Target Portfolio.

iii.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby will be obtained, except where failure to obtain such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, the Target Portfolios or the Acquiring Portfolio, provided that the Trust may waive any of such conditions for itself or the respective Portfolios.

iv.  At the Effective Time of the Reorganization, the Trust, on behalf of the Target Portfolios, will have good and marketable title to the assets to be transferred to the Acquiring Portfolio pursuant to this Plan and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Acquiring Portfolio will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended.

v.  Acquiring Portfolio shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust.

Miscellaneous

a.  This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Delaware.

b.  This Plan and the Reorganization contemplated hereby may be terminated and abandoned at any time for any reason prior to the Effective Time of the Reorganization upon the vote of a majority of the Board of Trustees of the Trust.

c.  At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of any Target Portfolio, the Trust may, upon authorization by the Board of Trustees and with or without the approval of shareholders of the Target Portfolio, amend any of the provisions of this Plan.

d.  The transaction expenses and explicit brokerage costs incurred in connection with the Reorganization will be borne by the Portfolios.

e.  The Trust, by consent of its Board of Trustees, or an officer authorized by such Board of Trustees, may waive any condition to the obligations of a Target Portfolio or the Acquiring Portfolio hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of a Target Portfolio or the Acquiring Portfolio.

f.  The name "HC Capital Trust" is the designation of the trustees for the time being under a Second Amended and Restated Agreement and Declaration of Trust dated March 8, 2010, and all persons dealing with the Trust or a Portfolio must look solely to the property of the Trust or such Portfolio for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No Portfolio shall be liable for any claims against any other Portfolio. The Trust and HC Capital Solutions specifically acknowledge and agree that any liability of the Trust under this Plan with respect to a particular Portfolio, or in connection with the transactions contemplated herein with respect to a particular Portfolio, shall be discharged only out of the assets of the particular Portfolio and that no other portfolio of the Trust shall be liable with respect thereto.

g.  Except for the obligations of HC Capital Solutions contained in this Plan, the representations, warranties and covenants contained in this Plan shall not survive the consummation of the transactions contemplated hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed all as of the day and year first above written.

HC CAPITAL TRUST

on behalf of The Value Equity Portfolio, The Small
Capitalization-Mid Capitalization Equity Portfolio
and The U.S. Equity Portfolio

By

Name:

Title:

EXHIBIT D

FINANCIAL HIGHLIGHTS

These financial highlight tables are intended to help you understand the Acquiring Portfolio's and the Target Portfolios' financial performance for the past five fiscal years and are included in the Trust's prospectus which are incorporated herein by reference and also accompanies this Joint Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each of the Trust's Portfolios for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The financial information for the years ended June 30, 2023, 2022 and 2021 has been audited by Grant Thornton LLP, whose report, along with the Trust's financial statements, is incorporated by reference into the Statement of Additional Information, which is available upon request. The financial information for the years ended June 30, 2020 and 2019 was audited by the Trust's previous independent auditors.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(b)	Gross Expenses(c)	Net Expenses(c)	Net Investment Income (Loss)(c)	Net Assets, at End of Period (000's)	Portfolio Turnover Rate(b)
The Value Equity Portfolio HC Strategic Shares
Six Months Ended December 31, 2023 (Unaudited)	$29.60	$0.22	$2.09	$2.31	$(0.24)	$(0.07)	$(0.31)	$31.60	7.84%	0.20%	0.18%	1.44%	$702,357	3%
Year Ended June 30, 2023	25.38	0.39	4.34	4.73	(0.40)	(0.11)	(0.51)	29.60	18.91%	0.22%	0.22%	1.47%	665,807	5%
Year Ended June 30, 2022	29.70	0.35	(4.17)	(3.82)	(0.34)	(0.16)	(0.50)	25.38	(13.10)%	0.22%	0.22%	1.17%	584,565	8%
Year Ended June 30, 2021	21.23	0.31	8.48	8.79	(0.32)	—	(0.32)	29.70	41.63%	0.22%	0.22%	1.20%	697,117	6%
Year Ended June 30, 2020	20.21	0.35	1.03	1.38	(0.35)	(0.01)	(0.36)	21.23	6.89%	0.22%	0.22%	1.68%	538,326	19%
Year Ended June 30, 2019	19.95	0.40	1.34	1.74	(0.41)	(1.07)	(1.48)	20.21	9.78%	0.21%	0.21%	2.05%	583,757	74%
The Growth Equity Portfolio HC Strategic Shares
Six Months Ended December 31, 2023 (Unaudited)	$29.18	$0.16	$2.56	$2.72	$(0.18)	$(0.43)	$(0.61)	$31.29	9.33%	0.27%	0.25%	1.05%	$839,014	4%
Year Ended June 30, 2023	26.04	0.30	4.82	5.12	(0.31)	(1.67)	(1.98)	29.18	21.14%	0.27%	0.27%	1.12%	806,580	11%
Year Ended June 30, 2022	33.87	0.28	(5.17)	(4.89)	(0.28)	(2.66)	(2.94)	26.04	(16.30)%	0.27%	0.27%	0.85%	706,876	12%
Year Ended June 30, 2021	25.84	0.25	9.63	9.88	(0.26)	(1.59)	(1.85)	33.87	39.43%	0.27%	0.27%	0.84%	933,398	15%
Year Ended June 30, 2020	24.52	0.31	2.37	2.68	(0.33)	(1.03)	(1.36)	25.84	11.17%	0.26%	0.26%	1.26%	736,840	37%
Year Ended June 30, 2019	23.54	0.30	2.30	2.60	(0.30)	(1.32)	(1.62)	24.52	12.22%	0.25%	0.25%	1.28%	802,838	41%

(a)  Per share amounts are based on average shares outstanding.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

			Change in Net Assets Resulting From Operations:			Distributions to Shareholders:								Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period		Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Tax Return of Capitals		Total Distributions to Shareholders	Net Asset Value, End of Period		Total Return(b)	Gross Expenses(c)	Net Expenses(c)	Net Investment Income (Loss)(c)	Net Assets, at End of Period (000's)	Portfolio Turnover Rate(b)
The Small Capitalization-Mid Capitalization Equity Portfolio HC Strategic Shares
Six Months Ended December 31, 2023 (Unaudited)	$29.77		$0.21	$2.23	$2.44	$(0.24)	$—	$—		$(0.24)	$31.97		8.21%	0.30%	0.27%	1.44%	$79,555	41%
Year Ended June 30, 2023	26.47		0.37	3.32	3.69	(0.38)	(0.01)	—	(d)	(0.39)	29.77		14.03%	0.31%	0.31%	1.32%	75,233	81%
Year Ended June 30, 2022	36.85	(e)	0.12	(8.01)	(7.89)	(0.12)	(2.37)	—		(2.49)	26.47		(22.74)%	0.51%	0.51%	0.35%	69,235	64%
Year Ended June 30, 2021	23.30		0.08	13.58	13.66	(0.11)	—	—		(0.11)	36.85	(e)	58.67%	0.49%	0.49%	0.25%	97,817	32%
Year Ended June 30, 2020	26.25		0.15	(1.82)	(1.67)	(0.18)	(1.10)	—		(1.28)	23.30		(6.83)%	0.53%	0.52%	0.64%	68,527	87%
Year Ended June 30, 2019	29.52		0.10	(0.77)	(0.67)	(0.13)	(2.47)	—		(2.60)	26.25		(0.81)%	0.68%	0.67%	0.36%	95,614	79%

(a)  Per share amounts are based on average shares outstanding.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Amount rounds to less than $0.005 per share.

(e)  The net asset value per share ("NAV") for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in United States of America.

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VIEW MATERIALS & VOTE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V32764-S84657

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:

Shareholders of either Target Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof. **This proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as indicated or "FOR" the proposal if no choice is indicated.**

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Part B

STATEMENT OF ADDITIONAL INFORMATION

April 17, 2024

To the

Registration Statement on Form N-14 Filed by:

HC CAPITAL TRUST

On behalf of The U.S. Equity Portfolio

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

(800) 242-9596

Relating to the Special Meeting of Shareholders of The Value Equity Portfolio and The Small Capitalization-

Mid Capitalization Equity Portfolio, to be held on May 31, 2024.

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus of The Value Equity Portfolio and The Small Capitalization-Mid Capitalization Equity Portfolio (each a “Target Portfolio” and, together, the “Target Portfolios”), dated April 17, 2024, relating specifically to the Joint Special Meeting of Shareholders of such Target Portfolios to be held on May 31, 2024 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Trust, at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, or calling (800) 242-9596. You can also access this information at www.hccapitalsolutions.com.

Page

General Information	1
Incorporation by Reference	1
Supplemental Financial Information	1

General Information

This Statement of Additional Information relates to the (a) proposed acquisition of all of the assets and assumption of all of the liabilities of The Value Equity Portfolio and The Small Capitalization-Mid Capitalization Equity Portfolio (each a “Target Portfolio” and, together, the “Target Portfolios”) by The U.S. Equity Portfolio (the “Acquiring Portfolio”) in exchange for shares of the Acquiring Portfolio; (b) the distribution of such shares to the shareholders of the Target Portfolios; and (c) the liquidation and termination of the Target Portfolios (each, a “Reorganization” and collectively, the “Reorganizations”). Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this Statement of Additional Information. Each Target Portfolio and the Acquiring Portfolio are a series of HC Capital Trust.

Incorporation of Documents by Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

1.	Statement of Additional Information dated November 1, 2023 for HC Capital Trust, as Supplemented April 17, 2024 (filed via EDGAR on April 17, 2024, Accession No. 0001104659-24-048187).

2.	The portions of the audited financial statements and related report of the independent registered public accounting firm included in the HC Capital Trust Annual Report to Shareholders for the fiscal year ended June 30, 2023 related to the Target Portfolios and the Acquiring Portfolio (filed via EDGAR on August 31, 2023, Accession No. 0001398344-23-017298).

3.	The portions of the unaudited financial statements included in the HC Capital Trust Semi-Annual Report to Shareholders for the period ended December 31, 2023 related to the Target Portfolios and the Acquiring Portfolio (filed via EDGAR on March 5, 2024, Accession No. 0001004726-24-000065).

Supplemental Financial Information

The Acquiring Portfolio shall be the accounting and performance survivor in each Reorganization.  Additionally, there are no material differences in accounting policies of the Acquiring Portfolio as compared to those of the Target Portfolios.

A table showing the fees and expenses of the Acquiring Portfolio and Target Portfolios and the fees and expenses of the Acquiring Portfolio on a pro forma basis after giving effect to the proposed Reorganizations is included in the section titled “Expense Tables and Expense Examples” of the Proxy Statement/Prospectus.

The Reorganizations are not expected to result in a material change to the Target Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio.  Accordingly, a schedule of investments of the Target Portfolio modified to reflect such change is not included.  In addition, at this time, the portfolio managers do not anticipate any changes to the investment portfolio as a result of the Reorganizations, and if any do occur, it is expected they will be de minimis.

1